SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 1998

                      Safety Components International, Inc.
             (Exact name of registrant as specified in its charter)

                        Delaware                            0-23938
     (State or other jurisdiction of incorporation) (Commission File Number)


                                   33-0596831
                      (IRS Employer Identification Number)


                   2160 North Central Road, Fort Lee, NJ 07024
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (201) 592-0008

                                 Not Applicable
                   (Former name or former address, if changed
                                 since last report.)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)       Previous independent accountants


         (i) On January 9, 1998, Safety Components International, Inc. (the "Company") dismissed Price Waterhouse LLP as its independent accountants.

         (ii) The reports of Price Waterhouse LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.


         (iii) The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company.

         (iv) In connection with its audits for the two most recent fiscal years and through January 9, 1998, there have been no disagreements between the Company and Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused it to make reference thereto in their report on the financial statements for such years.

         (v) There were no "reportable events" as described in Item 304(a)(l)(v) of Regulation S-K with respect to the Company within the last two fiscal years ending March 31, 1997 and the subsequent interim period prior to January 9, 1998.

         (vi) The Company has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 15, 1998, is filed as Exhibit 16 to this Form 8-K.


(b)      New independent accountants


         (i) The Company engaged Arthur Andersen LLP as its new independent accountants as of January 9, 1998. During the two most recent fiscal years and through January 12, 1998, the Company has not consulted with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         16. Letter of Price Waterhouse LLP regarding change in certifying accountant

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SAFETY COMPONENTS INTERNATIONAL, INC.



                                            By:    /s/ JEFFREY J. KAPLAN
                                                   -------------------------
                                            Name:  Jeffrey J. Kaplan
                                            Title: Executive Vice President
                                                    and Chief Financial Officer
                                            Date:  January 16, 1998

                                INDEX TO EXHIBITS


Exhibit No.     Description                                         Page No.

   16           Letter of Price Waterhouse LLP regarding change
                  in certifying accountant